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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


        We have issued our report dated May 11, 2001, accompanying the consolidated financial statements and financial statement schedule in the Annual Report of CorVel Corporation on Form 10-K for the year ended March 31, 2001. We hereby consent to the incorporation by reference of said report in the Registration statement of CorVel Corporation on Form S-8 (File No. 33-42554, 33-48186, and 33-42424).


                                             /s/ GRANT THORNTON LLP


Portland, Oregon
June 25, 2001